Exhibit 99.2

 INVESTOR PRESENTATION  MAY 2022

 LEGAL DISCLAIMER  2  CONFIDENTIAL  This presentation and the accompanying oral presentation have been prepared by Grindr Group LLC (together with its subsidiaries, the “Company”) for informational purposes only and to assist interested parties in making their own evaluation with respect to a potential business combination (the “Proposed Business Combination”) between Tiga Acquisition Corp. (“Tiga”) and the Company and related transactions and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company.  This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result.  While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Certain information contained herein is based on information released by third party sources. Neither the Company nor Tiga has independently verified such information. In addition, the Company does not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future. This presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and results of peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk.The historical financial information provided herein, except for the fiscal years ended December 31, 2019, 2020 and 2021, is unaudited. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Forward Looking StatementsThis presentation includes certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “outlook,” “future,” “predict,” “potential,” “intend,” “will,” “expect,” “anticipate,” “believe,” “may,” “continue,” “should,” “would,” “seem,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to potential benefits of the transaction and the potential success of the Company and Tiga following the Proposed Business Combination. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Tiga or the Company will be obtained; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations affecting the Company’s business or industry; the Company’s ability to successfully capitalize on new and existing markets, including its ability to successfully monetize its products and services in those markets; the Company’s ability to manage future growth; and the Company’s ability to maintain and grow its market share; the effects of competition on the Company’s business; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by Tiga’s public stockholders; the ability of Tiga or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Tiga’s final prospectus dated [_], 2022 under the heading “Risk Factors,” and other documents of Tiga filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Tiga nor the Company presently know or that Tiga and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Tiga’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. Tiga and the Company anticipate that subsequent events and developments will cause Tiga’s and the Company’s assessments to change. However, while Tiga and the Company may elect to update these forward-looking statements at some point in the future, Tiga and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tiga’s and the Company’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.Financial Information; Non-GAAP Financial MeasuresThe financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Tiga with the SEC. Some of the financial information and data contained in this presentation, such as revenue (Non-GAAP, as defined below), adjusted EBITDA and adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net earnings before interest expense, income tax expense, depreciation and amortization.

 LEGAL DISCLAIMER  3  CONFIDENTIAL  Financial Information; Non-GAAP Financial Measures (Contd.)Tiga and the Company believe adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Tiga and the Company believe that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar Non-GAAP financial measures to investors. Management does not consider these adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In order to compensate for these limitations, management presents Non-GAAP financial measures in connection with GAAP results. The Company is not providing a reconciliation of its adjusted EBITDA for full years 2021–2025 to the most directly comparable measure prepared in accordance with GAAP because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should review the Company’s audited financial statements, which will be included in the Registration Statement (as defined below) relating to the Proposed Business Combination (as described further below). In addition, all the Company historical financial information included herein is preliminary and subject to change. Additional Information About the Proposed Business Combination and Where To Find ItThe Proposed Business Combination will be submitted to stockholders of Tiga for their consideration. Tiga intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Tiga’s stockholders in connection with Tiga’s solicitation for proxies for the vote by Tiga’s stockholders in connection with the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, Tiga will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. Tiga's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Tiga's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about Tiga, the Company and the Proposed Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Tiga, without charge, at the SEC's website located at www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the SolicitationTiga, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Tiga’s stockholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Tiga’s stockholders in connection with the will be set forth in Tiga’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Tiga’s directors and executive officers in Tiga’s final prospectus dated [_], 2022 and filed with the SEC on [_], 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or SolicitationThis presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TrademarksThis presentation contains trademarks, service marks, trade names and copyrights of the Company, Tiga and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Tiga or the Company, or an endorsement of sponsorship by or of Tiga or the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Tiga or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

   G. Raymond ZageChairman & CEO  Ashish GuptaDirector & President  Successful track record of more than 46 years investing across multiple strategies including public and private equity, credit and special situations  INTRODUCTION TO TIGA  REPRESENTATIVE INVESTMENT EXPERIENCE  4  CONFIDENTIAL  GOJEK  SEA  PROTELINDO  TOSHIBA  MOBIKE  BANK BCA  GOLDMAN SACHS  FARALLON  GOLDMAN SACHS  FARALLON  KOTAK  THE EXECUTIVE CENTRE

TRANSACTION OVERVIEW

KEY TRANSACTION HIGHLIGHTS

- Tiga Acquisition Corp, a publicly listed SPAC, to combine with Grindr
- Grindr rollover equity to be valued at $1.6 billion
- Tiga sponsor to invest up to $100 million in additional cash equity pursuant to forward purchase agreement[1]
- Existing Grindr shareholders to own approximately 78% of the combined company at closing

ILLUSTRATIVE SOURCES & USES (in millions)

Sources	
TIGA Cash in Trust[4]	$284.4
Forward Purchase Agreement[1]	100.0
Cash at Closing	88.0
Bank Loan (Net of Fees)	75.0
Grindr Shareholders Rollover	1,598.6
Total Sources	**$2,146.0**
Uses	
Grindr Shareholders Rollover[5]	$1,598.6
Shareholder Distribution[6]	370.0
Cash to Balance Sheet	15.1
Repayment of Existing Debt	137.3
Fees and Expenses	25.0
Total Uses	**$2,146.0**

ILLUSTRATIVE PF ENTERPRISE VALUE BUILD

Shares	
Rollover Shares	159.9
Forward Purchase Agreement	10.0
Public Shareholders	27.6
Tiga Founder Shares	6.9
Pro forma Shares Outstanding	**204.4**
Share Price	$10.00
Equity Value[2]	**$2,043.6**
(+) Net Debt[3]	$45.3
Pro forma Enterprise Value[2]	**$2,088.9**

ILLUSTRATIVE PRO-FORMA OWNERSHIP[2]



Tiga Public Shareholders; 14%
Sponsor; 3%
FPA Shareholders; 5%
Rollover Equity; 78%

(1) Forward purchase agreement assumes a range of $50M - $100M.
(2) Excludes shares underlying public and private warrants. Assumes no redemptions and a nominal price per share of $10.00, subject to customary closing conditions, including the approval of Tiga shareholders.
(3) Assumes no redemptions of public shares. Assumes Grindr's outstanding debt at closing amounts to $75M after repaying of Tiga sponsor loans. Net Debt may be larger than stated as a result of increasing levels of redemptions.
(4) Tiga cash in trust assumes no redemptions; cash may be reduced, including to the extent of Tiga stockholder redemptions.
(5) Does not include aggregate in the money option and warrant exercise price. Current Grindr equityholders will roll approximately 78% of their existing equity holdings into equity of the combined company.
(6) Approximately $230 million of Shareholder Distribution is expected to go toward payment of deferred consideration.

CONFIDENTIAL

5

 Grindr’s platform is purpose-built to help foster a tight-knit community  Grindr is essential to the LGBTQ+ community        Community At Its Core  Large and growing addressable market  Rapidly Growing TAM  Competitive moat with high engagement, MAU growth & network effects  Compelling Competitive Advantage  Grindr’s monetization and growth story has just begun  Significant Room For Growth  Grindr is the leading player in the LGBTQ+ social networks; a unique global brand  Clear First-Mover Advantage  Growing business model with best-in-class margins  Attractive Financial Profile  WHAT WE LOVE ABOUT GRINDR    6  CONFIDENTIAL

PROPOSED BOARD OF DIRECTORS


MICHAEL GEARON


MEGHAN STABLER


JAMES LU


DANIEL BROOKS BAER


G. RAYMOND ZAGE


GARY HOROWITZ


NATHAN RICHARDSON


GEORGE ARISON


MAGGIE LOWER


JEFF BONFORTE

REPRESENTATIVE BOARD EXPERIENCE

ATLANTA HAWKS BASEKETBALL CLUB | **PLANNED PARENTHOOD** | **CHEGG** | **GOTO** | **TOSHIBA**

VENTURE FOR AMERICA | **INVESTING.COM** | **BELONG ACQUISITION CORPORATION** | **DEALENGINE**

CONFIDENTIAL

7

   INTRODUCTION

   Connect LGBTQ+ people with one another and the world.  9  CONFIDENTIAL  OUR MISSION

THE #1 SOCIAL NETWORK FOR THE LGBTQ+ COMMUNITY

WE PROVIDE OUR USERS WITH UNRIVALED ACCESS, RESOURCES, AND OPPORTUNITIES TO CONNECT

IDENTITY Create, manage, and control user identity and presence

Profile, Photos, Description, Stats, Expectations, Identity, Tags

CONNECTING Easily find and be found by other users

Cascade / Grid, Search, Filters, Viewed Me, Favorites, Explore

INTERACTION Chat with and meet potential connections

Inbox, Messaging, Group Chatting, Location, Photo, Videos, and Audio Sharing

SAFETY Guidance and tools to enable a safe user experience

STI Testing, Sexual Health Resources, Safety Advice, Flagging and Reporting


9:41
Browse
10
Nearby
Fresh
Explore
Ace
Chill
SDY
tc
LA
brandon
hosting
fun times

CONFIDENTIAL

10

 FUNDAMENTALLY DIFFERENT THANTRADITIONAL DATING APPS  11  No swiping means users get access to the global LGBTQ+ community. Free users can access the closest 100 people at a time.     CONFIDENTIAL

 CASUALDATING  RELATIONSHIPS & LONG-TERM DATING  COMMUNITY & FRIENDSHIP  TRAVEL  LOCAL & DISCOVERY  What LGBTQ+ people are looking for…  WE ARE THE DIGITAL CONNECTIVE TISSUEFOR THE GLOBAL LGBTQ+ COMMUNITY  12  CONFIDENTIAL

GRINDR BY THE NUMBERS

NON-GAAP REVENUE & ADJUSTED EBITDA

2021 YoY GROWTH (6)

30% Non-GAAP Revenue

51% Adj. EBITDA



$55M
$66M
$87M
$109M
$113M
$147M
$8M
$11M
$22M
$49M
$51M
$77M
15%
17%
25%
45%
45%
53%
2016
2017
2018
2019
2020
2021
Non-GAAP Revenue
Adj. EBITDA
Adj. EBITDA Margin

85% Brand awareness(1)

61 min Average daily time spent(2)

~11M MAUs(3)

723K Dec 2021 Paying Users(4)

~80% User Profiles Are 35 Y/O Or Younger(5)

190+ Countries With Profiles

(1) Morning Consult brand tracking research commissioned by Grindr, May 2022.
(2) Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day. 61 minutes is the average for each day during the calendar month ended December 31, 2021.
(3) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. See "Definitions" in the Appendix for additional detail.
(4) December 2021 paying users sourced from Grindr internal data and third-party data. See "Definitions" in the Appendix for additional detail.
(5) Based on self-reported ages of profiles that generated a server event during the 28 days ended December 31, 2021; excludes Grindr users who claim to be older than 90 years; sourced from Grindr internal data.
(6) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).

CONFIDENTIAL

13

   (1) Source: Frost & Sullivan market research, March 2022. $4.0 billion market size is a total market revenue estimate for 2022.   MASSIVE AND UNTAPPED GLOBAL MARKET  14  CONFIDENTIAL    $4 Billion  Online Social Networks Used by LGBTQ+ (1)  CURRENT  FUTURE OPPORTUNITY  Grindr services targeted to Marketplace, Travel, Health & Wellness, Entertainment & beyond would address significant portions of the $14 trillion in global LGBTQ+ GDP expected in 2026  $14 Trillion  Estimated total GDP of self identifying LGBTQ+ Population in 2026(1)

INTRODUCING THE GRINDR TEAM



JEFF BONFORTE
CEO



RICK MARINI*
COO



GARY HSUEH
CFO



AJ BALANCE
CPO



MEGHA BAMBRA
VP, MOBILE ENGINEERING



GARY BINFORD
VP, FINANCE



RON DE JESUS
CHIEF PRIVACY OFFICER



JOEL KEATING
CISO



PATRICK LENIHAN
VP, HEAD OF COMMUNICATION



HEIDI SCHRIEFER
VP, PEOPLE & PLACES



BILL SHAFTON
VP, BUSINESS & LEGAL AFFAIRS



ERIC WILLIS
VP, BACK-END ENGINEERING

PRIOR COMPANY EXPERIENCE

CISCO	EHARMONY	EXPEDIA	GOLDMAN SACHS	GOOGLE	HEARST
SHOPRUNNER	TINDER	UBER	VERIZON	DISNEY	YAHOO!

*Mr. Marini intends to transition to the role of Key Strategic Advisor of Grindr prior to the completion of the Business Combination.

CONFIDENTIAL

15

   INVESTMENT HIGHLIGHTS

 INVESTMENT HIGHLIGHTS  Highly profitable business in early innings of monetization journey  Large, growing global TAM with attractive user demographics  Clear brand leader with the world’s largest global LGBTQ+ platform  Unmatched engagement engine, rapidly growing user base and wide-ranging use cases over time  Compelling financial model and valuation profile  1  2  3  4  5  17  CONFIDENTIAL

1

RAPIDLY GROWING AND HIGHLY PROFITABLE BUSINESS

HIGH NON-GAAP REVENUE GROWTH(1)	MINIMAL MARKETING SPEND AS % OF REVENUE(2)	BEST-IN-CLASS ADJUSTED EBITDA MARGIN PROFILE(1)
30%+	**~1%**	**~53%**
2021 YoY Growth	**2021**	**2021**
Very attractive relative to publicly traded peers	Testament to strength of brand, product, and community	Consistent historical Adj. EBITDA margins in the ~50% range

CONFIDENTIAL

(1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).
(2) Calculated as 2021 sales & marketing expense, primarily customer acquisition, branding & content expenses divided by Non-GAAP revenue.

18

1

JUST BEGINNING TO PULL OUR MONETIZATION GROWTH LEVERS

	Grindr	BUMBLE	TINDER
ARPPU(1)	~$16	~$30	~$13
Paying User Penetration(2)	~6%	~9%	~18%
Premium Tier Subscriptions	XTRA, Unlimited	Boost, Premium	Plus, Gold, Platinum
Premium Add-Ons	Q1 2022	SuperSwipe, Spotlight, Travel Mode, BackTrack	Super Like, Boost, Read Receipts, Top Pick, Super Boost
Product Adjacencies	Local, Tag Search, Explore *Others coming soon*	Bumble BFF, Bumble Bizz	Passport, Travel Modes, Tinder U, Places
Subscription Pricing Optimization	Duration *Others coming soon*	Duration, Region	Duration, Region, Age
User Funnel Management	In-App Marketing Offers *Others coming soon*	Yes	Yes
Web	*Coming soon*	Bumble Web	Tinder Online
International Focus	*Coming soon*	Yes	Yes

(1) "ARPPU" is Average Direct Revenue per Paying User. See "Definitions" in the Appendix for additional detail.
(2) Grindr paying user penetration calculated as average paying users divided by average MAUs for 2021. Tinder and Bumble paying user penetration calculated as paying users in 2021 (as defined and reported publicly in Q4-2021 earnings release) divided by MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
Sources: Public SEC filings, corporate websites.

CONFIDENTIAL

19

1

MONETIZATION

FREE EXPERIENCE	PREMIUM EXPERIENCES		
ADVERTISING & PARTNERSHIPS	**XTRA**	**UNLIMITED**	**PREMIUM ADD-ONS**

ADVERTISING & PARTNERSHIPS



Ads help keep Grindr free
BRIDESMAN
Grindr ORIGINAL COMEDY SERIES

XTRA

XTRA

Access

Provides an initial set of premium features for a subscription fee

- ✓ No Ads
- ✓ More Functionality
- ✓ More Connections

UNLIMITED

UNLIMITED
NO MORE BOUNDARIES

Efficiency & Control

Provides unlimited access, control, and customization for a premium price

- ✓ More Functionality
- ✓ Unlimited Connections

PREMIUM ADD-ONS



A La Carte

Provide enhanced user experience

INDIRECT REVENUE | DIRECT REVENUE

CONFIDENTIAL

20

2 OUR CORE MARKET IS GROWING RAPIDLY

ESTIMATED GLOBAL SELF-IDENTIFIED LGBTQ+ POPULATION(1)



10-Year CAGR: 5.4%
390M
420M
450M
481M
510M
538M
564M
588M
612M
636M
660M
5.3%
5.6%
5.9%
6.3%
6.6%
6.9%
7.2%
7.4%
7.7%
7.9%
8.2%
2016
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
2026E
Self-Identified LGBTQ+ Population
% of Total Population

% OF GLOBAL POPULATION IDENTIFYING AS LGBTQ+, BY AGE GROUP(1)



13.4%
10.3%
10.9%
6.8%
8.9%
6.7%
2016
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
2026E
18-24
25-34
35-49
50-64
65+

Our ~11M(2) MAUs & the current self-identified LGBTQ+ population of 538M implies just ~2% penetration globally

Gen Z adults (18-24) are 4x more likely to identify LGBTQ+ than boomers (65+)

CONFIDENTIAL

(1) Source: Frost & Sullivan market research, March 2022.
(2) MAUs based on Grindr internal data as of December 31, 2021. LGBTQ+ population for 2021. See "Definitions" in the Appendix for additional detail.

21

2 HIGHLY COVETED USER DEMOGRAPHIC WITH UNIQUE VALUE DRIVERS

KEY USER DEMOGRAPHICS(1)

$14T
Estimated total GDP of self-identified LGBTQ+ population in 2026

30%
More spent per capita on recreational activities by US LGBTQ+ population vs. general population

18%
Higher median income in US male same-sex households compared to opposite sex households

58%
Of US male same-sex households have at least one bachelor degree (vs. 42% for opposite sex households)

36%
Of US-based gay and bi men consider themselves at least moderate luxury travelers (vs. 30% for all identities)

CONFIDENTIAL

(1) Source: Frost & Sullivan market research, March 2022.
Note: GDP statistic is an estimate for 2026; expenditure and travel statistics are for 2021; household and income statistics are for 2020.

22

2

80% OF GRINDR PROFILES ARE AGED 18-35

GRINDR PROFILES AGE DISTRIBUTION(1)


41+
11%
18-23
27%
36-40
9%
30-35
20%
24-29
33%

80% of Grindr profiles are aged 18-35
Tremendous engagement with highly attractive, core young user

Average age of our user base has remained young
Profile age distribution has remained consistent over time, suggesting ongoing influx of new users

Positioned to grow with our cohorts
Significant opportunity to capture larger share of older demographics through specific product features

CONFIDENTIAL

(1) Based on self-reported profile ages for the 28-days ended December 31, 2021; excludes Grindr users who claim to be older than 90 years; sourced from Grindr internal data.

23

3

GRINDR IS DIFFERENTIATED FROM MAINSTREAM DATING BRANDS

	Grindr	BUMBLE[4]	TINDER[4]	HORNET, SCRUFF, ROMEO[4]
Market Positioning	**Connecting the LGBTQ+ community**	Female empowerment	Dating for the masses	Niche
Monthly Active Users[1]	**~11M**	~16M	~58M	~1-3M
Daily Time Spent Per User[2]	**~61 min**	~14 min	~18 min	~20-40 min
# Of Countries[3]	**190+**	50+	190+	N/A

(1) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. Bumble and Tinder MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
(2) Monthly average of each daily 7-day average of the time spent by a profile on the Grindr app as of December 31, 2021. Bumble and Tinder metrics are sourced from Frost & Sullivan market research, March 2022 and public filings.
(3) Grindr metric based on number of unique countries in which we had MAUs for the month ended December 31, 2021; Bumble number of countries statistic is as of December 31, 2021; Tinder number of countries statistics based on number of countries the app is available in and sourced from corporate website.
(4) Consolidated statistics for Match Group and Bumble Inc (Bumble + Badoo). Hornet, Scruff, and Romeo are sourced from Frost & Sullivan market research, March 2022.

CONFIDENTIAL

24

 GRINDR IS ESTABLISHED IN THE SOCIAL CONVERSATION  25  CONFIDENTIAL  3  (1) Social media followings per official accounts as of 5/5/22.(2) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. See “Definitions” in the Appendix for additional detail.  FOLLOWERS AS A % OF MAUs(2)  SOCIAL MEDIA FOLLOWING (000’s)(1)

 Note: Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day. 61 minutes is the average for each day during the calendar month ended December 31, 2021.Sources: Non-Grindr statistics are sourced from Statista/eMarketer and as of January 2021.  AVERAGE TIME SPENT ON APP PER DAY (MINUTES)  OUR USER ENGAGEMENT IS UNPARALLELED  26  4  FACEBOOK  TWITTER  INSTAGRAM  SNAPCHAT  CONFIDENTIAL

4 SUPERIOR ENGAGEMENT DRIVEN BY SCALE, TECHNOLOGY & LOCAL COMMUNITY FOCUS



SCALE

- First Mover Advantage
- Market Leader
- User Density in Key Geographies

LOCATION-BASED INTERFACE

- Higher-Value Connections
- Instant Feedback
- Streamlined Product Enhancement

REAL-TIME CONNECTION

- Higher Engagement
- Deeper Sense of Community
- Greater Monetization Opportunities

CONFIDENTIAL

27

 c  PRODUCT ROADMAP FOCUSED ON SUPER SERVING OUR COMMUNITY  28  CONFIDENTIAL  c  LOCATION-BASED INTERFACE DRIVES ENGAGEMENT, GROWTH, AND PRODUCT INNOVATION  4  FUTURESuper serving the community  TODAYLGBTQ+ casual, dating, social, community  2009Casual dating for gay men

 TAG SEARCH  BETTER CONNECTIONS  COMMUNITY  IDENTITY EXPRESSION  NEW WAYS TO BUILD COMMUNITY FOR OUR USERS  29  CONFIDENTIAL  4

 ADJUSTED EBITDA(1,2)  NON-GAAP REVENUE(1)  ORGANIC GROWTH PROPELS REVENUE AND MARGINS  30  5  21% CAGR  58% CAGR  (1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).(2) Source: Audited Grindr financial statements for 2019 - 2021 and unaudited Grindr financial statements for 2016 - 2018.  CONFIDENTIAL

5

ESTABLISHED PLAYBOOK TO GREATER MONETIZATION

	Grindr	BUMBLE	TINDER
Annual MAUs(1)	~11M	~16M	~58M
Annual Paying Users(2)	608K	2.9M	10.6M(6)
Paying User Penetration Rate	~6%	~9%	~18%
Monthly ARPPU(3)	~$16	~$30	~$13
Adj. EBITDA Margins(5)	53%	High 20%'s(4)	High 30%'s(4)

(1) MAUs for the year ended December 31, 2021, sourced from Grindr internal data. Bumble and Tinder MAUs sourced from Frost & Sullivan market research, March 2022. See "Definitions" in the Appendix for additional detail.
(2) Annual Paying Users is a monthly average for all 12 months of the Year ended December 31, 2021, sourced from Grindr internal data and third-party data. See "Definitions" in the Appendix for additional detail. Bumble metric is an average for all 12 months of the year ended December 31, 2021, sourced from public SEC filings.
***(3) Grindr and Bumble ARPPU calculated as Direct Revenue divided by Paying Users for the year ended December 31, 2021. Tinder ARPPU calculated as Direct Revenue divided by Paying Users for the quarter ended December 31, 2021.** See "Definitions" in the Appendix for additional detail.*
(4) Consolidated statistics for Match Group and Bumble Inc (Bumble + Badoo).
(5) Adjusted EBITDA margin for the year ended December 31, 2021.
(6) Tinder metrics are monthly averages for the quarter ended December 31, 2021, and include Paying Users + microtransaction payers.

CONFIDENTIAL

31

30%  Revenue Growth (Non-GAAP)(1)  ADJUSTED EBITDA MARGIN    32  CONFIDENTIAL  2021  FINANCIAL GUIDANCE  5  53%  2022E  35-40%  50%      (2)  (1) Calculated based on Non-GAAP revenue. Non-GAAP revenue is a Non-GAAP measure. See Appendix for an explanation of how Non-GAAP revenue is calculated from revenue / net income (loss).(2) Grindr internal estimates.

   CY2021    CY2021    CY2021  DATING  SOCIAL MEDIA & ADS  2021 GAAP Revenue Growth  Sales & Marketing Expense as % of Revenue  Adj. EBITDA Margin(1)   2021 GAAP Revenue(in millions)  OPERATING METRICS BENCHMARKING  33  CONFIDENTIAL  5  BUMBLE  MATCH  TWITTER  SNAP  PINTEREST  N/A  (1) Adjusted EBITDA margin for the year ended December 31, 2021.Sources: Grindr internal data; public company filings available via US SEC website as of 4/28/2022.

   APPENDIX

 HISTORICAL ANNUAL GAAP INCOME STATEMENT  35  CONFIDENTIAL

 36  CONFIDENTIAL  NON-GAAP RECONCILIATION  (1) The $8.2M and $0.9M in non-GAAP revenue adjustments in 2020 and 2021 respectively are purchase accounting deferred revenue adjustments related to the San Vicente acquisition. These adjustments are included as a subset of the total “non-core expenses/losses (gains)," resulting in different non-core expenses / losses (gains) in the revenue and EBITDA reconciliations.

 37  CONFIDENTIAL  Risks Related to Grindr’s Business Risks Related to Grindr’s Brand, Products and Services, and OperationsGrindr’s business depends on the strength and market perception of the Grindr brand. If events occur that damage Grindr’s reputation and brand, its ability to expand its base of users may be impaired, and Grindr’s business could be materially adversely affected.Changes to Grindr’s existing products and services, or the development and introduction of new products and services, could fail to attract or retain users or generate revenue and profits.If Grindr fails to retain existing users or add new users, or if Grindr’s users decrease their level of engagement with its products and services or do not convert to paying users, its revenue, financial results, and business may be significantly harmed.Inappropriate actions by certain of Grindr’s users could be attributed to Grindr and damage Grindr’s brand or reputation, or subject Grindr to regulatory inquiries, legal action, or other liabilities, which, in turn, could materially adversely affect its business.Unfavorable media coverage could materially and adversely affect Grindr’s business, brand, or reputation.The online social networking industry in which Grindr operates is highly competitive, and if Grindr cannot compete effectively its business will suffer. Grindr has grown rapidly in recent years and certain members of its management team have joined Grindr recently. If Grindr is unable to manage its growth effectively, its brand, company culture, and financial performance may suffer.Grindr’s quarterly operating results and other operating metrics may fluctuate from quarter to quarter, which makes these metrics difficult to predict.Privacy concerns relating to Grindr’s services and the use of user information could negatively impact its user base or user engagement, which could have a material and adverse effect on its business, financial condition, and results of operations.The distribution, marketing of, and access to Grindr’s products and services depend, in large part, on third-party platforms and mobile application stores, among other third-party providers. If these third parties limit, prohibit, or otherwise interfere with the distribution or use of Grindr’s products and services in any material way, it could adversely affect its business, financial condition, and results of operations.Grindr has a limited operating history and, as a result, its past results may not be indicative of future operating performance. Risks Related to Information Technology Systems and Intellectual PropertySecurity breaches, unauthorized access to or disclosure of Grindr’s data or user data, other hacking and phishing attacks on Grindr’s systems, or other data security incidents could compromise sensitive information related to Grindr’s business and/or personal data processed by it or on its behalf and expose Grindr to liability, which could harm its reputation, generate negative publicity, and materially adversely affect its business.Grindr’s success depends, in part, on the integrity of its information technology systems and infrastructures and on its ability to enhance, expand, and adapt these systems and infrastructures in a timely and cost-effective manner.From time to time, Grindr is party to intellectual property-related litigations and proceedings that are expensive and time consuming to defend, and, if resolved adversely, could materially adversely impact its business, financial condition, and results of operations. Risks Related to Regulation and Litigation Grindr’s success depends, in part, on its ability to access, collect, and use personal data about its users and to comply with applicable privacy and data protection laws and industry best practices.The varying and rapidly evolving regulatory framework on privacy and data protection across jurisdictions could result in claims, changes to Grindr’s business practices, monetary penalties, increased cost of operations, or declines in user growth or engagement, or otherwise harm its business.Investments in Grindr’s business may be subject to U.S. foreign investment regulations which may impose conditions on or limit certain investors’ ability to purchase its stock or otherwise participate in the Business Combination, potentially making the stock less attractive to investors. Grindr’s future investments in U.S. companies may also be subject to U.S. foreign investment regulations.Grindr is subject to litigation, regulatory and other government investigations, enforcement actions, and settlements, and adverse outcomes in such proceedings could have a materially adverse effect on its business, financial condition, and results of operation. Risks Related to Grindr’s Indebtedness Grindr’s indebtedness could materially adversely affect its financial condition, its ability to raise additional capital to fund its operations, operate its business, react to changes in the economy or its industry, meet its obligations under its outstanding indebtedness, including significant operating and financial restrictions imposed on it by its debt agreements, and it could divert its cash flow from operations for debt payments.    RISK FACTORS

 38  CONFIDENTIAL  Risks Related to Tiga and the Business Combination The Sponsor and the independent directors of Tiga have agreed to vote in favor of the Business Combination, regardless of how Tiga’s public shareholders vote.The Sponsor, certain members of the Tiga board of directors and certain Tiga officers, including without limitation Mr. Zage and Mr. Gupta, who own 43% and 4.5% of Grindr, respectively, have interests in the Business Combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the business combination proposal and approval of the other proposals.Because the post-combination company will become a publicly-traded company by virtue of a merger as opposed to an underwritten initial public offering, the process does not use the services of one or more underwriters, which could result in less diligence being conducted.The exercise of Tiga’s directors’ and executive officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Tiga’s shareholders’ best interest.If Tiga is unable to complete the Business Combination or another initial business combination by May 27, 2022, unless extended at the Sponsor’s option by an additional six months (until November 27, 2022 to complete a business combination), Tiga will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and the Tiga Board, dissolving and liquidating. In such event, third parties may bring claims against Tiga and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders could be less than $10.00 per share.The proportionate ownership of Tiga’s shareholders will be reduced as a consequence of, among other transactions, the issuance of New Grindr Equity Common Stock as consideration in the Business Combination, the Forward Purchase Commitment and the Backstop Commitment. Having a minority share position in New Grindr will reduce the influence that Tiga’s current shareholders have on the management of New Grindr following the Business Combination.Warrants will become exercisable for New Grindr Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our shareholders.The Sponsor and existing members of Grindr and the Forward Purchase Investors will beneficially own a significant equity interest in New Grindr and may take actions that conflict with your interests. Our stockholders will experience immediate dilution as a consequence of the issuance of New Grindr Common Stock as consideration in the Business Combination and may be further diluted following the closing of the Business Combination as a result of the terms thereof. Having a minority share position may reduce the influence that our current stockholders have on the management of New Grindr.    RISK FACTORS

 DEFINITIONS  39  CONFIDENTIAL  “ARPU ”are to Average Total Revenue per User, which is calculated based on Total Revenue in any measurement period, divided by our MAUs in such a period divided by the number of months in the period.“ARPPU ” are to the Average Direct Revenue per Paying User, which is calculated based on Direct Revenue in any measurement period, divided by Paying Users in such a period divided by the number of months in the period.“MAUs”, or Monthly Active Users, are unique devices that have demonstrated activity on the Grindr App over the course of the specified period. Activity on the app is defined as opening the app, chatting with another user, or viewing the cascade of other users. Grindr also excludes devices where all linked profiles have been banned for spam. We calculate MAUs as a monthly average, by counting number of MAUs in each month and then dividing by the number of months in the relevant period.“Paying Users” are to users that have purchased or renewed a Grindr subscription and/or purchased premium add-ons on the Grindr App.We calculate Paying Users as a monthly average, by counting the number of Paying Users in each month and then dividing by the number of months in the relevant measurement period.